Exhibit 24

Information Regarding Joint Filers

Designated Filer of Form 4: Navy Capital Green Management, LLC

Date of Earliest Transaction Required to be Reported: 12/29/2023

Issuer Name and Ticker Symbol: CLS Holdings USA, Inc. (CLSH)

Names:	Navy Capital Green Management Partners, LLC, Navy Capital Green Fund, LP, Navy Capital Green Co-Invest Fund, LLC, Navy Capital Green Co-Invest Partners, LLC, John Kaden, Sean Stiefel and Chetan Gulati

Address:	Navy Capital Green Management Partners, LLC
28 Reichert Circle
Westport, CT 06880

Signatures:

The undersigned, Navy Capital Green Management Partners, LLC, Navy Capital Green Fund, LP, Navy Capital Green Co-Invest Fund, LLC, Navy Capital Green Co-Invest Partners, LLC, John Kaden, Sean Stiefel and Chetan Gulati are jointly filing the attached Statement of Changes in Beneficial Ownership of Securities on Form 4 with Navy Capital Green Management, LLC with respect to the beneficial ownership of securities of CLS Holdings USA, Inc.

NAVY CAPITAL GREEN MANAGEMENT PARTNERS, LLC

By: John Kaden, manager

By: /s/ John Kaden

John Kaden

By: Sean Stiefel,manager

By: /s/ Sean Stiefel

Sean Stiefel

By: Chetan Gulati, manager

By: /s/ Chetan Gulati

Chetan Gulati

NAVY CAPITAL GREEN FUND, LP

By: Navy Capital Green Management Partners, LLC, its general partner.

By: John Kaden, manager of general partner

By: /s/ John Kaden

John Kaden

By: Sean Stiefel, manager of general partner

By: /s/ Sean Stiefel

Sean Stiefel

By: Chetan Gulati, manager of general partner

By: /s/ Chetan Gulati

Chetan Gulati

NAVY CAPITAL GREEN CO-INVEST FUND, LLC

By: Navy Capital Green Co-Invest Partners, LLC

By: John Kaden, manager

By: /s/ John Kaden

John Kaden

By: Sean Stiefel, manager

By: /s/ Sean Stiefel

Sean Stiefel

By: Chetan Gulati, manager

By: /s/ Chetan Gulati

Chetan Gulati

NAVY CAPITAL GREEN CO-INVEST PARTNERS, LLC

By: John Kaden, manager

By: /s/ John Kaden

John Kaden

By: Sean Stiefel, manager

By: /s/ Sean Stiefel

Sean Stiefel

By: Chetan Gulati, manager

By: /s/ Chetan Gulati

Chetan Gulati

JOHN KADEN

By: /s/ John Kaden

John Kaden

SEAN STIEFEL

By: /s/ Sean Stiefel

Sean Stiefel

CHETAN GULATI

By: /s/ Chetan Gulati

Chetan Gulati